Exhibit 24.a.1

                                POWER OF ATTORNEY

         The undersigned, acting in the capacity or capacities with respect to PanAmSat Corporation stated with their respective names below, hereby constitute and appoint JAMES W. CUMINALE and KENNETH N. HEINTZ, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the PanAmSat Corporation Long-Term Stock Incentive Plan Established in 1997 and (b) any and all amendments and supplements thereto:


Signature                          Title                          Date



/s/ Michael T. Smith
--------------------------         Chairman of the Board          April 9, 1998
Michael T. Smith                   of Directors



/s/ Frederick A. Landman
-------------------------          President, Chief Executive     April 9, 1998
Frederick A. Landman               Officer (principal executive
                                   officer) and Director



/s/ Roxanne Austin
-------------------------          Director                       May 5, 1998
Roxanne Austin


/s/ Patrick J. Costello
-------------------------          Director                       April 9, 1998
Patrick J. Costello


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/s/ Steven D. Dorfman
-------------------------          Director                       April 9, 1998
Steven D. Dorfman



/s/ Dennis F. Hightower
-------------------------          Director                       April 9, 1998
Dennis F. Hightower



/s/ James M. Hoak
-------------------------          Director                       April 9, 1998
James M. Hoak



/s/ Charles H. Noski
-------------------------          Director                       April 9, 1998
Charles H. Noski



/s/ Joseph R. Wright, Jr.
-------------------------          Director                       April 9, 1998
Joseph R. Wright, Jr.



/s/ Kenneth N. Heintz
-------------------------          Executive Vice President       April 9, 1998
Kenneth N. Heintz                  and Chief Financial Officer
                                   (principal financial officer
                                   and principal accounting
                                   officer)